                                                                   EXHIBIT 10.27

                              AMENDED AND RESTATED

                   EXCLUSIVE EQUITY PURCHASE OPTION AGREEMENT

This Amended and Restated Exclusive Equity Purchase Option Agreement (the "AGREEMENT") is made and entered into as of ______________, 2006 (the "EFFECTIVE DATE"), by and between:

1. PARTY A: [Name of the contracting shareholder of the affiliated entity], a People's Republic of China ("PRC") national and holder of PRC identity card number [ID number] ("PARTY A");

2. PARTY B: [Name of the affiliated entity, the wholly-owned foreign enterprise], a company incorporated under the laws of the PRC and having its principal office located at [Address] ("PARTY B"); and

3. PARTY C: [Name of the PRC subsidiary], a company incorporated under the laws of the PRC and having its principal office located at [Address] ("PARTY C").

WHEREAS:

A. PARTY B has or caused to have extended a loan to PARTY A pursuant to an Amended and Restated Loan Agreement dated as of [date];

B. PARTY A has agreed to provide PARTY B with the right to purchase, at the sole discretion of PARTY B, part or all of PARTY A's equity interest in PARTY C; and

C. PARTY A, PARTY B and PARTY C have entered into an Exclusive Equity Purchase Option Agreement on [date] ("ORIGINAL OPTION Agreement").

NOW, THEREFORE, the parties expressly agree to amend and restate the Original Option Agreement as follows:

1. For good and valuable consideration the receipt of which is hereby acknowledged, PARTY A hereby grants to PARTY B the right to purchase (the "PURCHASE RIGHT"), at PARTY B's sole discretion and as and when permitted by PRC law, by PARTY B directly or in the name of a nominee (the "PARTY B NOMINEE"), at the sole discretion of PARTY B, part or all of PARTY A's equity interest in PARTY C, which represents the entire equity interest in PARTY C, together with all property rights as may derive from or accrue to the same, including without limitation, additional equity or replacement securities representing interests in PARTY C or an affiliate or successor in interest of PARTY C, and all dividends and other income or proceeds derived therefrom or receivable or received on the sale, exchange, collection or other disposition thereof, whether in cash, equity or other forms and whether voluntary or involuntary, and distributions with respect thereto, [_____] percent [_____]% of the total equity interest in PARTY C (the "EQUITY INTEREST").

2. This Purchase Right is exercisable at the discretion of PARTY B, at any time, for part or all of the Equity Interest, by providing PARTY A with thirty (30) days prior written notice in the form attached at Exhibit A (the "EXERCISE NOTICE") of its intent to exercise the Purchase Right.

     2.1 Upon the conclusion of the thirty (30) day period, or at such earlier time as agreed upon by the parties, PARTY B or the PARTY B NOMINEE, as the case may be, PARTY A shall execute a binding equity transfer agreement in the form attached at Exhibit B (the "EQUITY TRANSFER AGREEMENT") or other form agreed by the Parties in accordance with the then applicable laws for the transfer of the Equity Interest stated in the Exercise Notice.

     2.2 PARTY A shall, upon the request of PARTY B at any time, transfer such portion of the Equity Interest as requested by PARTY B immediately to PARTY B or the PARTY B NOMINEE.

     2.3 PARTY A shall use its best efforts to procure timely finalization and government approval and registration of the equity transfer contemplated under this Purchase Right (the date of such approval or registration, whichever is later, shall be the "TRANSFER DATE").

3. PARTY B or the PARTY B NOMINEE, as applicable, shall pay for the Equity Interest by paying an amount equal to RMB[Amount] (the "AGGREGATE PURCHASE PRICE"), or such other amount or by way of such other methods as permitted by the then PRC law including, but not limited to, by set off against an equivalent amount of debt owed by PARTY A. If the applicable PRC laws require the evaluation of the Equity Interest to be transferred or stipulates other restrictions or requirements in relation to the price of the transfer of the Equity Interest in the performance of the Purchase Right by PARTY B or the PARTY B NOMINEE such that the Aggregate Purchase Price is lower than the lowest price allowed by the applicable laws, the Parties agree that the purchase price shall be the lowest price allowed by the applicable laws. If PARTY B or the PARTY B NOMINEE acquires the Equity Interest in parts over a period of time through more than one exercise of the Purchase Rights, then for each such exercise of the Purchase Rights, the purchase price shall be the percentage of the Equity Interest being acquired multiplied by the Aggregate Purchase Price or the lowest price allowed by the applicable laws, as the case may be.

4. PARTY B represents and warrants to PARTY A that each of the following representations and warranties is true and accurate in all material respects and is not misleading as of the date of this Agreement and will be true and accurate in all material respects and not misleading as of the Transfer Date:

     4.1 This Agreement is a valid and legally binding agreement of PARTY B, enforceable against PARTY B in accordance with its terms.

     4.2 PARTY B has obtained all corporate authorizations required to empower it to enter into this Agreement and to perform its obligations under this Agreement and to carry out the transactions contemplated to be performed on its part hereby.

5. PARTY A and PARTY C represent and warrant to PARTY B that each of the representations and warranties set out in this Section 5 is true and accurate in all material respects and is not misleading as of the date of this Agreement and will be true and accurate in all material respects and not misleading as of the Transfer Date and covenant as follows:

     5.1 This Agreement is a valid and legally binding agreement of PARTY A, enforceable against it in accordance with its terms. Neither the execution and delivery of this Agreement by PARTY A, nor the performance by PARTY A of its obligations hereunder, nor the consummation of the transactions contemplated hereby, will violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which PARTY A is subject.

     5.2 The execution, delivery and performance of the obligations of this Agreement and the consummation of the transactions contemplated hereunder shall not contravene any of PARTY A's obligations to any person under any contract, security document, undertaking, agreement, instrument or otherwise.

     5.3 PARTY A is both the legal and beneficial owner of the Equity Interest of record; save and except as agreed by PARTY B in writing in advance, PARTY A has not granted, issued nor agreed to grant or issue any option, right to acquire, mortgage, charge, pledge, lien or other form of security or encumbrances on, over or affecting any part of the Equity Interest.

     5.4 Without prior written consent of PARTY B, PARTY A shall not agree, vote in favour of, support or execute or permit to be executed any shareholders resolution during PARTY C's shareholders' meeting that approves any variation, supplement, change or renewal of the Articles of Association of PARTY C;

          increase or decrease in the registered capital of PARTY C; or to change the structure of the registered capital in any other manner;

     5.5 Upon the request of PARTY B, PARTY A shall procure PARTY C to provide all materials relating to the operations and financial status of PARTY C;

     5.6 Without the prior written consent of PARTY B, PARTY A shall not agree, vote in favour of, support or execute or permit the execution of any shareholders resolution during PARTY C's shareholders' meeting that approves PARTY C to merge with or become associated with, or acquire or invest in any person or entity;

     5.7 PARTY A shall notify PARTY B of the occurrence or the potential occurrence of any litigation, arbitration or administrative procedure related to the Equity Interest or the assets, business or revenues of PARTY C;

     5.8 Without the prior written consent by PARTY B, PARTY A shall not request or permit PARTY C to distribute dividends or profits to him/her, and PARTY A shall not agree, vote in favour of, support or execute any shareholders resolution during PARTY C's shareholders' meeting that approves PARTY C to issue any dividends or profits to PARTY B in any form;

     5.9 Upon the request of PARTY B, PARTY A shall procure a shareholder's meeting of PARTY C be convened to appoint person(s) recommended by PARTY B to be the directors or the legal representative of PARTY C;

     5.10 PARTY A will not dispose of or encumber or permit the disposition or encumbrance of the Equity Interest in any manner without the prior written consent of PARTY B, notwithstanding any contradicting provisions in any other agreements between PARTY A and PARTY B.

     5.11 PARTY C is duly incorporated in its place of incorporation and is validly existing under the laws of the PRC.

     5.12 PARTY C has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as set forth in its business license.

     5.13 PARTY C has obtained all requisite franchises, licences, consents, permits, exemptions and approvals to carry on advertising business and its other business in all the places and in the manner in which such business is now conducted and it can obtain, without undue burden or expense, any similar authority for the conduct of such business as proposed to be conducted.

6. As permitted by the then applicable PRC laws and regulations, each party hereto agrees to do any and all things, take any and all actions, perform any further acts and execute and deliver any further documents that are reasonably necessary to carry out and effect the provisions of this Agreement.

7. Any amendment and supplement of this Agreement shall be made by the Parties in writing. The amendment and supplement duly executed by each Party shall be deemed as a part of this Agreement and shall have the same legal effect as this Agreement. The observance of any term of this Agreement may be waived only with the consent of the party with the right to enforce such term.

8. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be made in accordance with the notice provisions of the equity pledge agreement dated [date] and ___________________, respectively signed among PARTY A, PARTY B and PARTY C.

9. Any information received by one party from the other party in connection with the transfer contemplated by this Agreement shall be confidential. The parties hereto agree that any such information shall be used solely for the purpose of evaluating and consummating the transfer contemplated hereby, and that neither party shall publish through the news media or leak or disclose to any person who is not a party to this Agreement any such information.

10. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

11. If the parties hereto are unable to settle any dispute arising from the provisions of this Agreement through mediation, any party hereto can submit the dispute for final and binding arbitration to the China International Economic and Trade Arbitration Commission ("CIETAC") in Shanghai for arbitration before a panel of three (3) arbitrators pursuant to the then valid arbitration rules of CIETAC.

12. The language used in arbitration shall be Chinese and English. Any document used in arbitration may be written in Chinese and/or English.

13. Any arbitration decision shall be final and all expenses for arbitration shall be borne by the losing party.

14.  This Agreement shall be governed by the laws of the PRC.

15. Unless otherwise terminated pursuant to Clause 16 below, this Agreement shall take effect upon the due execution by both parties and shall remain valid and effective for ten (10) years (the "TERM"). The Term may be extended for successive of ten (10) years upon Party B's prior written notice.

16. This Agreement shall be terminated by the occurrence of any of the following event:-

     16.1 when PARTY A has transferred all the Equity Interest to PARTY B or the PARTY B NOMINEE subject to the provisions herein;

     16.2 the term of operation of either PARTY B or PARTY C expires and has not been otherwise renewed; or

     16.3 PARTY A and PARTY B mutually agrees in writing.

17. This Agreement shall replace the Original Option Agreement and shall constitute the entire agreement of the Parties with respect to the subject matters therein and supercede and replace all prior or contemporaneous agreements and understandings in verb or/and in writing (including but not limited to the Original Option Agreement).

18. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction. The Parties shall, through friendly consultation, make reasonable efforts to replace those invalid, illegal or non-enforceable provisions with valid provisions that may bring similar economic effects with the effects caused by those invalid, illegal or non-enforceable provisions.

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the parties as of the day and year first above written in Shanghai, People's Republic of China.

PARTY A:

----------------------------------------
[Name of the contracting shareholder
of the affiliated entity]

PARTY B:

----------------------------------------
[Name of the affiliated entity, the
wholly-owned foreign enterprise]


By:
    ------------------------------------
Title: Legal Representative

PARTY C:

----------------------------------------
[Name of the PRC subsidiary]


By:
    ------------------------------------
Title: Legal Representative

                                    EXHIBIT A

                                 EXERCISE NOTICE

               (To be signed only upon exercise of Purchase Right)

To: [Name of the contracting shareholder of the affiliated entity]

Reference is made to the Amended and Restated Exclusive Equity Purchase Option Agreement (the "AGREEMENT") dated as of [____________], 2006 between [Name of the contracting shareholder of the affiliated entity], [Name of the affiliated entity, the wholly-owned foreign enterprise] and [Name of the PRC subsidiary] ("PARTY C").

The undersigned, the holder of a right to purchase the equity interest in PARTY C pursuant to the Agreement, hereby irrevocably exercises the purchase right granted under the Agreement for the purchase thereunder, of [____________] percent of the total Equity Interest held in PARTY C by [Name of the contracting shareholder of the affiliated entity].

DATED:
       ------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT B

                            EQUITY TRANSFER AGREEMENT

This Equity Transfer Agreement (this "AGREEMENT") is entered into on the ____________________________ by the following parties:

1. Name: [Name of the contracting shareholder of the affiliated entity] (the "TRANSFEROR")

     Address: [____________]

2.   Name: [____________] (the "TRANSFEREE")

     Address: [____________]

The Transferor and the Transferee hereby agree as follows:

1.   EQUITY TRANSFER

(a) The Transferor hereby agrees to transfer, pursuant to the terms and conditions hereunder, [____________] percent ([____________]%) of the total equity interest in [Name of the PRC subsidiary] ("XYZ"), constituting such interest the Transferor holds in XYZ, to the Transferee. The Transferee hereby agrees to such transfer.

(b) Following the approval or registration (whichever is earlier) of such equity transfer by the relevant government authority (the "APPROVAL AUTHORITY") which normally regulates and approves such transactions, the Transferor shall cease to have any direct or indirect, formal or informal, participation in the business and financial affairs and operations of XYZ and, shall cease to have any rights over any tangible or intangible assets of XYZ.

2.   CONSIDERATION

Transferee shall pay for the Equity Interest by paying an amount equal to RMB[____________] or such other amount or by way of such other methods as permitted by the then PRC law, including but not limited by a set off of an equivalent amount of debt owed by Transferor.

3.   TRANSFEREE'S REPRESENTATIONS AND WARRANTIES

The Transferee represents and warrants that the execution, delivery and performance of this Agreement do not contravene any law or contractual restriction binding it.

4.   TRANSFEROR'S REPRESENTATIONS AND WARRANTIES

(a) The execution, delivery and performance of this Agreement do not contravene any contractual restriction binding it.

(b) XYZ is a corporation duly incorporated, validly existing and in good standing under the laws of the People's Republic of China.

(a) Subject to the approval from the Approval Authority (if any), this Agreement constitutes its legal, valid and binding obligations enforceable in accordance with its terms.

5.   CONDITIONS PRECEDENT TO PAYMENT

Transferee's payment obligations under Article 2 of this Agreement for the equity transfer contemplated hereunder are subject to Transferee's receipt of evidence of satisfaction of the following conditions precedent:

(a) The Approval Authority has approved and registered this Agreement and the equity transfer hereunder; and

(b) A valid business license for XYZ reflecting the equity transfers hereunder (including changes to the names reflected as Legal Representative, but without any changes to the business scope) has been issued.

6.   APPORTIONMENT OF RELEVANT EXPENSES

All relevant expenses incurred in connection with the equity transfer hereunder (including, without limitation, the accountants' fees and amendment fees for the industry and commerce registration) shall be borne by the Transferee.

7.   CONFIDENTIALITY OF THE TRANSACTION

Any information received by one party from the other party in connection with the transfer contemplated by this Agreement shall be deemed to be confidential. The parties hereto agree that any such information shall be used solely for the purpose of evaluating and consummating the transfer contemplated hereby, and that neither party shall publish through the news media or leak or disclose to any person who is not a party to this Agreement any such information.

8.   AGREEMENT TO PERFORM NECESSARY ACTS

Each party hereto agrees to do any and all things, take any and all the actions, perform any further acts and execute and deliver any further documents that are reasonably necessary to carry out and effect the provisions of this Agreement.

9.   RESOLUTION OF DISPUTES

(a) All disputes in connection with this Agreement shall be settled by friendly consultations between the parties. In the event no agreement can be reached within sixty days after one party proposes friendly consultations to settle such dispute, either party may bring such dispute to the Shanghai Branch of the Chinese International Economic and Trade Arbitration Commission in Shanghai, People's Republic of China for arbitration under the then current rules of such commission.

(b) The language used in arbitration shall be Chinese and English. Any document used in arbitration may be written in Chinese and/or English.

(c) Any arbitration decision shall be final and all expenses for arbitration shall be borne by the losing party.

10.  GOVERNING LAWS

This Agreement shall be governed by the laws of the People's Republic of China.

11.  ENTIRE AGREEMENT

Save for an amended and restated exclusive equity purchase option agreement entered into by the Transferor and the Transferee dated [_________], 2006, this Agreement represents the entire agreement among the parties hereto regarding the equity transfers contemplated hereby and replaces and supersedes any other written or oral agreements between parties on the same subject.

12.  TERMS OF VALIDITY

If required by applicable law, this Agreement shall be submitted for approval to the Approval Authority after due execution by the parties hereto and shall become effective on the day the approval document is issued by the Approval Authority or the said equity transfer has been duly registered, whichever date is earlier.

The Agreement is signed by the parties on the ____ day of ____________, 200_ in ________, People's Republic of China.

Transferor:

----------------------------------------
[Name of the contracting shareholder]

Transferee:


By:
    ------------------------------------
Title:
       ---------------------------------

                              AUTHORISATION LETTER

For value received, I hereby assigns all right, title and interest in [_____] percent ([_____]%) of the total equity interest of [Name of the PRC subsidiary ("XYZ"), a PRC limited liability company, to [_____] or such other party as [_____] may designate in writing (the "TRANSFEREE"), and does hereby irrevocably and unconditionally constitute and appoints any one of the directors of [_____] to cause the respective equity interest of XYZ to be transferred to [_____] on the records of the Administration of Industry and Commerce.

     Executed this _________________________.

                                        SHAREHOLDER:

                                        ----------------------------------------
                                        [Name of the contracting shareholder]